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                                                                  EXHIBIT 10.5

               FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This Fourth Amendment to that certain Loan and Security Agreement ("Amendment") is effective as of the 23rd day of December 1997 by and among Chief Auto Parts Inc. ("BORROWER"), Wells Fargo Bank, N.A. ("Wells Fargo"), The CIT Group/Business Credit, Inc. ("CIT"), The Chase Manhattan Bank ("Chase"), Bank One, Texas, N.A. ("Bank One"), Fleet Capital Corporation ("Fleet"), BankBoston, N.A. ("BankBoston"), NationsBank of Texas, N.A. ("NationsBank") (Wells Fargo, CIT, Chase, Bank One, Fleet, BankBoston, and NationsBank each individually a "LENDER" and collectively "LENDERS") and Heller Financial, Inc., for itself as a Lender and as Agent ("AGENT")

     WHEREAS, Agent, Lenders and Borrowers are parties to a certain Loan and Security Agreement, dated May 28, 1997 and all amendments thereto (the "AGREEMENT"); and

     WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

     2. AMENDMENT. Subject to the conditions set forth below, the Agreement is amended as follows:

         (A) Subsection 1.1 is amended by deleting the definition of "LIBOR" in its entirety and replacing it with the following:

         "LIBOR" means, for each Interest Period, a rate determined in accordance with the following provisions:

         (a) LIBOR will be the rate for deposits in U.S. dollars for the relevant Interest Period commencing on the second London Banking Day immediately following that Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 a.m., London time, on that Interest Determination Date ("LIBOR Telerate") "Telerate Page 3750" means the display designated as page "3750" on the Telerate Services (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the
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service or such other service or services as may be nominated by the British
Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If no rate appears on the Telerate Page 3750, LIBOR in respect of that Interest Determination Date will be determined as if the parties had specified the rate described in (b) below.

     (b) With respect to an Interest Determination Date on which no rate appears on Telerate Page 3750, as specified in (a) above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars for the relevant Interest Period are offered at approximately 11:00 a.m. London time, on that Interest Determination Date by four major banks in the London interbank market selected by Agent ("Reference Banks") to prime banks in the London interbank market commencing on the second London Banking Day immediately following that Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. New York City time, on that Interest Determination Date by three major banks in the City of New York selected by Agent for loans in U.S. dollars to leading European banks for the relevant Interest Period commencing on the second London Banking Day immediately following that Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by Agent are not quoting as mentioned in this sentence, LIBOR with respect to such Interest Determination Date will be the rate of LIBOR in effect on such date.

     The rate determined by either (a) or (b) shall be divided by a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal, special emergency or other reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) which are required to be





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     maintained by a member bank of the Federal Reserve System (such rate to be adjusted to the nearest one sixteenth of one percent (1/16 of 1%) or, if there is not a nearest one sixteenth of one percent (1/16 of 1%), to the next higher one sixteenth of one percent (1/16 of 1%)).

          (B) Subsection 1.1 is further amended by inserting, in proper alphabetical order, the following definitions:

          "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London Interbank market.

          "Interest Determination Date" for a LIBOR Loan will be the second London Banking Day preceding the beginning of the next Interest Period elected by Borrower.

          (C) Subsection 2.2(B) is amended by deleting said subsection in its entirety and replacing it with the following:

          (B) Interest Periods. In connection with each LIBOR Loan, Borrower shall elect an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be either a one, two, three, or six month period; provided that:

          (1) the initial Interest Period for any LIBOR Loan shall commence on the Funding Date of such Loan;

          (2) in the case of successive Interest Periods, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires;

          (3) if an Interest Period expiration date is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period expiration date is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

          (4) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to part (5) below, end on the last Business Day of a calendar month;

          (5) no Interest Period shall extend beyond the Termination Date;


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          (6)  no Interest Period may extend beyond a scheduled principal payment date unless the sum of (a) the aggregate principal amount of Loans that are Base Rate Loans or that have Interest Periods expiring on or before such date and (b) the available, unused portion of the lesser of (i) the Revolving Loan Commitment or (ii) the Borrowing Base equals or exceeds the principal amount required to be paid on the Loans on such date; and

          (7) there shall be no more than ten (10) Interest Periods relating to LIBOR Loans outstanding at any time.

          (D) Subsection 8.1(S) is amended by deleting said subsection in its entirety and replacing it with the following:

          (S) Blocked Account Agreements. Agent shall have failed to receive within two hundred and seventy (270) days after the Closing Date blocked account agreements substantially in the form annexed hereto as Exhibit 5.6 or otherwise reasonably acceptable to Agent duly executed by Borrower and each of the banks set forth on Exhibit 8.1(S) annexed hereto with respect to the accounts maintained by Borrower at such banks set forth in such exhibit or, in the event one or more of such banks shall not enter into such blocked account agreements, Borrower shall substitute one or more banks reasonably acceptable to Agent and deliver to Agent within two hundred and seventy (270) days after the Closing Date blocked account agreements in substantially the form annexed hereto as Exhibit 5.6 or otherwise reasonably acceptable to Agent duly executed by Borrower and each of such banks such that each concentration account maintained by Borrower and each other account of Borrower at such bank is subject to a blocked account agreement reasonably acceptable to Agent.

     3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

          (a) Borrower shall have executed and delivered such other documents and instruments as Agent may require;

          (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and

          (c) No Default or Event of Default shall have occurred and be continuing.



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     4.   CORPORATE ACTION. The execution, delivery, and performance of this
Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

     5. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6. REFERENCES. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement, shall be deemed to be a reference to the Agreement as modified by this Amendment.

     7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     8. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement, and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.


                      [SIGNATURES ARE ON FOLLOWING PAGES.]



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     IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


                         CHIEF AUTO PARTS INC., as Borrower

                         By: /s/ THOMAS A. HOUGH
                             -------------------------------
                         Title:
                                ----------------------------


                         HELLER FINANCIAL, INC.,
                         as a Lender and as Agent

                         By:
                             -------------------------------
                         Title:
                                ----------------------------


                         WELLS FARGO BANK, N.A., as a Lender

                         By:
                             -------------------------------
                         Title:
                                ----------------------------


                         THE CIT GROUP/BUSINESS CREDIT, INC.,
                         as a Lender

                         By:
                             -------------------------------
                         Title:
                                ----------------------------


                         THE CHASE MANHATTAN BANK,
                         as a Lender

                         By:
                             -------------------------------
                         Title:
                                ----------------------------


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE.]





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                                   BANK ONE, TEXAS N.A., as a Lender

                                   By:
                                      ----------------------------------

                                   Title:
                                         -------------------------------


                                   FLEET CAPITAL CORPORATION,
                                   as a Lender

                                   By:
                                      ----------------------------------

                                   Title:
                                         -------------------------------


                                   BANKBOSTON, N.A., as a Lender

                                   By:
                                      ----------------------------------

                                   Title:
                                         -------------------------------


                                   NATIONSBANK OF TEXAS, N.A., as a Lender

                                   By:
                                      ----------------------------------

                                   Title:
                                         -------------------------------




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